American Century Investments®
Quarterly Portfolio Holdings
Focused Large Cap Value Fund
June 30, 2022

Focused Large Cap Value - Schedule of Investments
JUNE 30, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 96.8%
Aerospace and Defense — 3.0%
Raytheon Technologies Corp.	1,024,551	98,469,597
Airlines — 1.2%
Southwest Airlines Co.(1)	1,093,588	39,500,398
Banks — 5.2%
JPMorgan Chase & Co.	933,528	105,124,588
Truist Financial Corp.	1,358,562	64,436,596
		169,561,184
Beverages — 1.0%
PepsiCo, Inc.	200,859	33,475,161
Capital Markets — 4.3%
Bank of New York Mellon Corp.	2,069,088	86,301,661
BlackRock, Inc.	86,135	52,459,660
		138,761,321
Communications Equipment — 4.1%
Cisco Systems, Inc.	1,756,820	74,910,805
F5, Inc.(1)	388,906	59,518,174
		134,428,979
Containers and Packaging — 1.5%
Sonoco Products Co.	822,762	46,930,344
Diversified Financial Services — 3.1%
Berkshire Hathaway, Inc., Class B(1)	362,935	99,088,514
Diversified Telecommunication Services — 3.7%
Verizon Communications, Inc.	2,376,332	120,598,849
Electric Utilities — 3.6%
Duke Energy Corp.	615,944	66,035,356
Pinnacle West Capital Corp.	713,610	52,179,163
		118,214,519
Electrical Equipment — 2.9%
Emerson Electric Co.	669,485	53,250,837
nVent Electric PLC	1,332,228	41,738,703
		94,989,540
Electronic Equipment, Instruments and Components — 1.3%
TE Connectivity Ltd.	364,586	41,252,906
Entertainment — 1.3%
Walt Disney Co.(1)	433,844	40,954,874
Equity Real Estate Investment Trusts (REITs) — 1.6%
Public Storage	167,380	52,334,705
Food and Staples Retailing — 1.7%
Walmart, Inc.	448,160	54,487,293
Food Products — 4.2%
Conagra Brands, Inc.	2,378,771	81,449,119
Mondelez International, Inc., Class A	863,902	53,639,675
		135,088,794
Gas Utilities — 3.0%
Atmos Energy Corp.	879,240	98,562,804
Health Care Equipment and Supplies — 9.8%
Becton Dickinson and Co.	164,557	40,568,237
Medtronic PLC	1,939,462	174,066,715

Zimmer Biomet Holdings, Inc.	996,773	104,720,971
		319,355,923
Health Care Providers and Services — 2.8%
Henry Schein, Inc.(1)	660,084	50,654,846
Quest Diagnostics, Inc.	301,779	40,130,571
		90,785,417
Hotels, Restaurants and Leisure — 1.2%
Sodexo SA	550,465	38,936,748
Household Products — 3.5%
Colgate-Palmolive Co.	183,290	14,688,861
Kimberly-Clark Corp.	718,734	97,136,900
		111,825,761
Industrial Conglomerates — 1.2%
Siemens AG	378,448	38,903,128
Insurance — 8.8%
Aflac, Inc.	664,927	36,790,411
Allstate Corp.	944,951	119,753,640
Marsh & McLennan Cos., Inc.	263,931	40,975,288
Reinsurance Group of America, Inc.	742,593	87,098,733
		284,618,072
Oil, Gas and Consumable Fuels — 6.6%
Exxon Mobil Corp.	1,216,747	104,202,213
TotalEnergies SE, ADR	2,105,882	110,853,628
		215,055,841
Personal Products — 4.2%
Unilever PLC, ADR	2,970,045	136,117,162
Pharmaceuticals — 9.1%
Johnson & Johnson	982,780	174,453,278
Merck & Co., Inc.	485,062	44,223,103
Roche Holding AG	225,011	75,221,135
		293,897,516
Semiconductors and Semiconductor Equipment — 1.1%
Texas Instruments, Inc.	221,929	34,099,391
Software — 1.8%
Open Text Corp.	1,511,307	57,187,857
TOTAL COMMON STOCKS (Cost $2,952,141,755)		3,137,482,598
SHORT-TERM INVESTMENTS — 3.3%
Discount Notes(2) — 0.4%
Federal Home Loan Bank Discount Notes, 1.02%, 7/1/22	14,320,000	14,320,000
Money Market Funds†
State Street Institutional U.S. Government Money Market Fund, Premier Class	121,073	121,073
Repurchase Agreements — 2.9%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 4.25%, 5/15/23 - 11/15/43, valued at $13,640,490), in a joint trading account at 1.43%, dated 6/30/22, due 7/1/22 (Delivery value $13,321,153)		13,320,624
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 3/31/28, valued at $81,696,944), at 1.44%, dated 6/30/22, due 7/1/22 (Delivery value $80,098,204)		80,095,000
		93,415,624
TOTAL SHORT-TERM INVESTMENTS (Cost $107,856,697)		107,856,697
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $3,059,998,452)		3,245,339,295
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,962,788)
TOTAL NET ASSETS — 100.0%		$3,243,376,507

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	60,230,746	CHF	57,636,005	Morgan Stanley	9/30/22	$(524,424)
USD	3,512,958	CHF	3,337,476	Morgan Stanley	9/30/22	(5,136)
EUR	3,838,215	USD	4,075,390	JPMorgan Chase Bank N.A.	9/30/22	(28,025)
USD	161,536,458	EUR	152,770,488	JPMorgan Chase Bank N.A.	9/30/22	441,278
USD	6,064,119	EUR	5,691,726	JPMorgan Chase Bank N.A.	9/30/22	62,242
GBP	2,848,494	USD	3,500,400	Bank of America N.A.	9/30/22	(27,087)
USD	120,161,994	GBP	97,808,776	Bank of America N.A.	9/30/22	898,785
						$817,633

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
EUR	-	Euro
GBP	-	British Pound
USD	-	United States Dollar
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)The rate indicated is the yield to maturity at purchase for non-interest bearing securities. For interest bearing securities, the stated coupon rate is shown.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. U.S. Treasury and Government Agency securities are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1 ($)	Level 2 ($)	Level 3 ($)
Assets
Investment Securities
Common Stocks	2,984,421,587	153,061,011	—
Short-Term Investments	121,073	107,735,624	—
	2,984,542,660	260,796,635	—
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	1,402,305	—

Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	584,672	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.